A full list of British American Tobacco p.l.c.’s subsidiary undertakings, associates and joint ventures and joint operations as defined by IFRS (showing the country of incorporation, effective percentage of equity shares held and full registered office addresses) as at 31 December 2016 is disclosed below.

The subsidiary undertakings that are held directly by British American Tobacco p.l.c. (the ultimate parent company) are indicated thus*; all others are held by sub-holding companies.

Unless otherwise stated, the equity shares held are in the form of ordinary shares or common stock, except for those indicated thus#, which include preference shares. The effective percentage of equity shares held in subsidiary undertakings is 100% unless otherwise stated. Further, where the effective percentage of equity shares held by the sub-holding company is different from that held by British American Tobacco p.l.c., the percentage of equity shares held by British American Tobacco p.l.c. is indicated thus^ and is shown after the percentage interest held by the sub-holding company.

The results of a number of these subsidiary undertakings principally affect the financial statements of the BAT Group. These principal subsidiary undertakings are highlighted in blue and are considered to be the main corporate entities in those countries which, in aggregate, contributed over 80% of the BAT Group revenue and profit from operations.

Subsidiary Undertakings

Albania
Rruga e Kavajes, Ish Kombinati Ushqimor, Tirana, Albania
British American Tobacco - Albania SH.P.K.
Algeria
Industrial Zone, Cheraga, El Omrane, Ouled Fayet Road, Lot 04 Ilot 789, Algiers, Algeria
British American Tobacco (Algérie) S.P.A. (51%)
Angola
Viana Park, Polo Industrial, Viana, Luanda, Angola
Agrangol Limitada (77%)
British American Tobacco - B.A.T. Angola, Limitada (i)
Fabrica de Tabacos de Cacuso (51%)
SETA, Sarl (98%)
Sociedade Geral de Distribuição e Comércio, Limitada
Sociedade Industrial Tabacos Angola LDA (76.60%)
Sociedade Unificada Tabacos Angola LDA (76.30%)
Argentina
San Martín 140, Floor 14, City of Buenos Aires, Argentina
British American Tobacco Argentina S.A.I.C.y F. (99.95%)
Australia
166 William Street, Woolloomooloo, NSW 2011, Australia
American Cigarette Company (Overseas) Pty. Limited
B.A.T Australia Pty. Limited
British American Tobacco (Australasia Holdings) Pty Limited
British American Tobacco Australasia Limited
British American Tobacco Australia Limited
British American Tobacco Australia Overseas Pty Limited
British American Tobacco Australia Services Limited
British American Tobacco Australia Superannuation Pty Limited
British American Tobacco Australia Vending Limited
British American Tobacco Manufacturing Australia Pty Ltd.
British American Tobacco South Pacific Exports Limited
Carreras Proprietary Limited
Granville Tobacco Processors Pty. Limited
Martins of Piccadilly Pty Ltd
Nicovations Australia Pty Limited
Rothmans Asia Pacific Limited #
T.A. Field Pty Limited
The Benson & Hedges Company Pty. Limited
The Nelson Tobacco Manufacturing Corporation Pty. Ltd
W.D. & H.O. Wills Holdings Limited
Wills (Pagewood) Pty Limited

Austria
Dr. Karl Lueger Platz 5, 1010, Wien, Austria
British American Tobacco (Austria) GmbH
Bahrain
Unit 1, Building 2126, Road 1734, Block 117, Hidd Town, Bahrain
British American Tobacco Middle East S.P.C.
Bangladesh
New DOHS Road, Mohakhali, Dhaka 1206, Bangladesh
British American Tobacco Bangladesh Company Limited (72.91%)
Barbados
Braemar Court, Deighton Road, St, Michael, Barbados
B.C.O., Inc
Chancery Chambers, Chancery House, High Street, Bridgetown, Barbados
Southward Insurance Ltd.
Belarus
7th Floor, 3 Kuprevicha Str., Minsk, 220141, Belarus
British-American Tobacco Trading Company Foreign Private Trading Unitary Enterprise
Belgium
Globe House, 4 Temple Place, WC2R 2PG, London, United Kingdom
British American Tobacco Holdings Belgium N.V.
Nieuwe Gentsesteenweg 21, 1702 Groot-Bijgaarden, Belgium
British American Tobacco Belgium S.A.
Tabacofina-Vander Elst N.V.
Rue de Koninck 38, 1080 Sint-Jans-Molenbeek, Belgium
British American Tobacco Co-ordination Centre/L.P. Co-ordination Centre VOF
Benin
Cotonou, Lot Numbero H19, Quartiers Les Cocotiers, 01 BP 2520, Benin
British American Tobacco Benin SA
Bosnia and Herzegovina
Fra Dominka Mandića 24 A, 88220 Široki Brijeg, Bosnia and Herzegovina
IPRESS d.o.o. (51%) (49.70%) ^
Ulica Carice Milice br. 11, 78000 Banja Luka, Bosnia and Herzegovina
British American Tobacco - BAT - BL d.o.o.
ul. Azize Šaćirbegović 1, 71000 Sarajevo-Novo Sarajevo, Bosnia and Herzegovina
TDR d.o.o. Sarajeva
ul. Kolodvorska 12, 71000 Sarajevo-Novo Sarajevo, Bosnia and Herzegovina
iNovine BH d.o.o. (100%) (97.45%) ^
Opresa d.d. (97.45%)

Botswana
Plot 64518, Fairgrounds, Office Park, Gaborone, Botswana
British American Tobacco Botswana (Pty) Limited
Business Venture Investments Botswana 6773 (Pty) Ltd.
Brazil
Rua Candelaria 66, Rio de Janeiro, Brazil
Yolanda Participacoes S.A.
Rua Candelaria 66, Salas 101 a 1201, Rio de Janeiro, Brazil
Souza Cruz LTDA
Brunei Darussalam
6th Floor, Bang Hj Ahmad Laksamana Othman, 38-39, Jalan Sultan, Bandar Seri Begawan BS8811, Brunei Darussalam
Commercial Marketers and Distributors Sdn. Bhd. (100%) (50%) ^
Bulgaria
115 M, Tsarigradsko Shose Blvd., Building D, Floor 5, Sofia, Mladost Municipality, 1784, Bulgaria
British American Tobacco Trading EOOD
Cambodia
1121 National Road 2, Prek Tanou Village, Sangkat Chak Ang Re Leu, Khan Mean Chey, Phnom Penh, Kingdom of Cambodia
British American Tobacco (Cambodia) Limited (71%)
No.33, Street No. 294 (Corner of Street No. 29), Sangkat Tonle Bassac, Khan Cham Karmon, Phnom Penh, Cambodia
British American Tobacco (Cambodge) International Limited
Cameroon
Rue Njo Njo, Bonapriso - B.P. 259, Douala, Cameroon
British American Tobacco Cameroun S.A. (99.75%)
Canada
3711 St-Antoine West, Montreal, Quebec, H4C 3P6, Canada
Allan Ramsay and Company Limited
Cameo Inc.
Construction Romir Inc.
Genstar Corporation (ii)
Imperial Brands Limited
Imperial Tobacco Canada Limited
Imperial Tobacco Company Limited
Imperial Tobacco Products Limited
Imperial Tobacco Services Inc.
John Player & Sons Ltd
Liggett & Myers Tobacco Company of Canada Limited (iii)
Marlboro Canada Limited
Medaillon Inc.
2004969 Ontario Inc.
Chile
Isidora Goyenechea 3000, piso 19, Las Codes, Chile
BAT Chile S.A. (100%) (99.41%) ^
British American Tobacco Chile Operaciones S.A. (99.50%)
Inversiones Casablanca S.A.
China
Unit 1001 in 901, 9/F, Building 3, No.8 Guanghuadongli, Chaoyang District Beijing, People’s Republic of China
British American Consulting (Beijing) Ltd
Colombia
Av. Cra. 72 # 80-94 Piso 10. Bogotá, Colombia
British American Tobacco Colombia S.A.S.
Vype Colombia S.A.S.

Congo (Democratic Republic of)
149, A&B Boulevard du 30 Juin, Gombe, Kinshasa, Democratic Republic of Congo
BAT Services Congo SARL
1er étage, Immeuble du Centenaire, Gombe, Kinshasa, Democratic Republic of Congo
BAT Distribution SARL
British American Tobacco Congo SARL
Costa Rica
325 Metros este del Puente de la Firestone, Llorente, Flores, Heredia, Costa Rica
BASS Americas S.A.
BATCCA Park Inversiones Immobiliarias, S.A.
BATCCA Servicios S.A.
Croatia
Draškovićeva 27, 10000 Zagreb, Croatia
Inovine d.d. (88.80%)
Ivana Lučića 2/a, 10000 Zagreb, Croatia
BAT HRVATSKA d.o.o.
Bonaster d.o.o.
Obala V. Nazora 1, 52210 Rovin, Croatia
Adiste d.o.o.
Istagratika d.d. Cardboard Packaging Production
TDR d.o.o.
Osječka 2, 33000 Virovitica, Croatia
Hrvatski Duhani d.d. Tobacco Leaf Processing (89.55%)
Cuba
Calle San Jose y Princesa, Municipio 10 de Octubre, Ciudad de La Habana, Cuba
Brascuba Cigarrillos S.A. (50%) (37.63%) ^
Cyprus
Photiades Business Centre, 5th Floor, 8 Stasinou Avenue, Nicosia, CY-1060, Cyprus
B.A.T (Cyprus) Limited
Carreras of Cyprus (Export) Limited
Rothmans (Middle East) Limited
Rothmans Distribution Services Limited
Rothmans of Pall Mall (Cyprus) Limited
Czech Republic
Karolinská 654/2, Prague 8 – Karlín, 186 00, Czech Republic
British American Tobacco (Czech Republic), s.r.o.
Denmark
Vester Farimagsgade 16, 1606 Copenhagen, Denmark
British American Tobacco Denmark A/S (House of Prince A/S)
Precis (1789) Denmark A/S
Djibouti
B.P. 2392, Djibouti
Tobacco Exporters International (Mer Rouge) SARL
Rue de Magadiscio, Lot No. 133, Djibouti City, Djibouti
British American Tobacco Djibouti SARL
Egypt
10 Omar Ibn El Khattab St. City Stars Complex, Star Capital Towers 4A, 8th floor, Heliopolis, Cairo, Egypt
BETCO for General Services and Marketing LLC
BETCO for Trade and Distribution LLC
British American Tobacco North Africa LLC

City Stars Complex, Star Capital 4A, 10th Floor, Omar Ibn El Khattab St., Heliopolis, Cairo, Egypt
British American Tobacco Egypt LLC
Plot No.33, Taqseem Al Marwaha, Qatameya, Nasr City, Cairo, Egypt
English American Company for Importation and Trade LLC
Eritrea
P.O. Box 749, 62 Ras Alula Street, Asmara, Eritrea
British American Tobacco (Eritrea) Share Company #
Estonia
Mustamäe Tee 46, 10621 Tallinn, Estonia
British American Tobacco Estonia AS
Ethiopia
Bole Road, TK Building 3rd Floor, Addis Ababa, Ethiopia
Tobacco Marketing Consultants
Fiji
Lady Maria Road, Nabua, Suva, Fiji
British American Tobacco (Fiji) Marketing Limited
Central Manufacturing Company Limited
Rothmans of Pall Mall (Fiji) Limited
Finland
Itamerentori 2, 00180, Helsinki, Finland
British American Tobacco Finland Oy
France
8 Rue La Boétie, 75008 Paris, France
Carreras France SAS
Cœur Défense Tour A 100-110 Esplanade de Gaulle 92932 Paris La Défense Cedex, France
British American Tobacco France SAS
France 23, rue du Roule, 75001 Paris, France
Nicoventures France S.A.S.
Germany
Alsterufer 4, 20354 Hamburg, Germany
BATIG Gesellschaft fur Beteiligungen m.b.H.
British American Tobacco (Germany) GmbH
British American Tobacco (Hamburg International) GmbH
British American Tobacco (Industrie) GmbH
TDR Germany GmbH Hamburg
Schillerstr. 10, 28195 Bremen, Germany
Chic Deutschland GmbH
Weiherstraße 26, 95448 Bayreuth, Germany
Batberg Cigarettenfabrik GmbH
Ghana
F190/5 Josiah Tongogari Street, Opposite Tante Marie Restaurant, Labone-Accra, Ghana
British American Tobacco Ghana Limited (97.09%)
Greece
27, Ag. Thoma Street, Maroussi, 151 24, Greece
British American Tobacco Hellas S.A.
Guernsey
St Martin’s House, Le Bordage, St. Peter’s Port, GY1 4AU, Guernsey
Belaire Insurance Company Limited
Guyana
90 Carmichael Street, South Cummingsburg, Georgetown, Guyana
Demerara Tobacco Company Limited (70.25%)

Honduras
Boulevard del Sur, Zona El Cacao, San Pedro Sula, Depart. de Cortés, Honduras
Tabacalera Hondureña S.A. (83.64%)
Hong Kong
11/F, One Pacific Place, 88 Queensway, Hong Kong
British American Tobacco China Investments Limited
16/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong
British American Tobacco Asia-Pacific Region Limited
British-American Tobacco Company (Hong Kong) Limited
Units 2501 and 2506 to 2510, 25/F Island Place Tower, Island Place 510, King’s Road, Hong Kong
American Cigarette Company Limited
British Cigarette Company (1964) Limited
Hungary
H-1124, Budapest, Csörsz utca 49-51. 3. em., Hungary
BAT Pécsi Dohánygyár Kft.
Indonesia
Capital Place 6th Floor, Jl. Gatot Subroto Kav. 18, Jakarta 12710 Indonesia
PT Bentoel Internasional Investama, Tbk (92.48%) ^
Jl. Halmahera No. 98-100, Ciptomulyo, Sukun, Malang, Jawa Timur 65117 Indonesia
PT Lestariaputra Wirasejati (100%) (92.48%) ^
PT Pantura Tobacco (100%) (92.48%) ^
Jl. Ichwan Ridwan Rais No. 47, Tanjungrejo Sukun, Kotamadya Malang, Jawa Timur 65147 Indonesia
PT Bintang Boladunia (100%) (92.48%) ^
Jl. Niaga 4A, Ciptomulyo, Sukun, Malang, Jawa Timur 65148 Indonesia
PT Java Tobacco (100%) (92.48%) ^
Jl. Pulau Galang No. 2B, Ciptomulyo, Sukun, Kotamadya Malang, Jawa Timur 65148 Indonesia
PT Cipta Persona Bintang (100%) (92.48%) ^
PT Perusahaan Dagang Suburaman (100%) (92.48%) ^
Jl. Raya Karangduren RT 05/04, Desa Banjararum, Kecamatan Singosari, Kabupaten Malang, Jawa Timur 65162 Indonesia
PT Bintang Jagat Sejati (100%) (92.48%) ^
Jl. Raya Karanglo, Desa Banjararum, Kecamatan Singosari, Jawa Timur 65153 Indonesia
PT Amiseta (100%) (92.48%%) ^
PT Bentoel Prima (iv) (100%) (92.48%) ^
PT Perusahaan Dagang dan Industri Tresno (100%) (92.48%) ^
Jl. Susanto No. 2B, Ciptomulyo, Sukun, Malang, Jawa Timur 65148 Indonesia
PT Bentoel Distribusi Utama (100%) (92.48%) ^
Iran, Islamic Republic of
No. 2 Saba Boulevard with Africa Boulevard, Tehran, 19667, Islamic Republic of Iran
B.A.T. Pars Company (Private Joint Stock) (99.90%)
Unit 09, Level 9, 114, Kaj Abadi Street Valiasr, Tehran, 1966916545, Islamic Republic of Iran
TDR Parisian Co
Iraq
Enkawa, Erbil, Kurdistan Region of Iraq
B.A.T. Iraqia Company for Tobacco Trading Limited

Ireland
The Greenhouse, 6th Floor, Block E, Mountainview, Leopardstown, Dublin, 18, Ireland
BAT Investments (Ireland) Limited
Carreras (Ireland) Limited
Carroll Group Distributors Limited
Murray Tobacco Limited (v)
P.J. Carroll & Company Limited (iv)
Rothmans of Pall Mall (Ireland) Limited (v)
William Ruddell Limited
Isle of Man
2nd Floor, St Mary’s Court, 20 Hill Street, Douglas, IM1 1EU, Isle of Man
Abbey Investment Company Limited
The Raleigh Investment Company Limited
Tobacco Investments Limited
Tobacco Manufacturers (India) Limited
Israel
Yad Harutzim St. Siim Park Building ≠9E, P.O.Box 8811 Netanya South 42504, Israel
Overseas Tobacco Limited
Italy
Via Amsterdam 147, 00144 Rome, Italy
British American Tobacco Italia S.p.A.
Jamaica
13A Ripon Road, Kingston 5, Jamaica
Carreras Limited (50.44%) (x)
Cigarette Company of Jamaica Limited (100%) (50.40%) ^
Twickenham Park, Spanish Town, St. Catherine, Jamaica
Sans Souci Development Limited (100%) (50.40%) ^
Sans Souci Limited (100%) (50.40%) ^
Japan
Atago Mori Tower 21F, 2-5-1 Arago, Minato-Ku, Tokyo, 105-622, Japan
British American Tobacco Japan, Ltd.
Jersey
3rd Floor, 24 Hill Street, St Helier, JE2 4UA, Jersey
BAT (CI) Finance Limited
BAT (CI) Holdings Limited
British American Tobacco (CI) Limited
Inter-Euro Holdings (Jersey) Limited
Pathway 1 (Jersey) Limited
Pathway 2 (Jersey) Limited #
Pathway 4 (Jersey) Limited
Pathway 5 (Jersey) Limited
Jordan
Salman Quadah Street, Behind Abdoun Mall Opp. Khaled Khreisat Complex, Villa No. (1), Abdoun, Amman, Jordan
British American Tobacco – Jordan Private Shareholding Company Limited (xii)
Kazakhstan
Kazybek bi 20 A, Almaty, Republic of Kazakhstan
British American Tobacco Kazakhstan Trading LLP
Kenya
8 Likoni Road, Industrial Area, P.O. Box 30000-00100, Nairobi, Kenya
African Cigarette Company (Overseas) Limited (100%) (60%) ^
BAT Kenya Tobacco Company Limited (100%) (60%) ^
9 Likoni Road, Industrial Area, P.O. Box 30000-00100, Nairobi, Kenya

British American Tobacco Area Limited
10 Likoni Road, Industrial Area, P.O. Box 30000-00100, Nairobi, Kenya
British American Tobacco Kenya plc (60%)
11 Likoni Road, Industrial Area P.O. Box 30000-00100, Nairobi, Kenya
East African Tobacco Company (Kenya) Limited (100%) (60%) ^
Korea, Republic of
Gangnam Finance Center, 152 Teheran-ro, Gangnam-gu, Seoul, Republic of Korea
British American Tobacco Korea Limited
141, Gongdan1-ro, Sanam-Myun, Sacheon City, Kyungsangnamdo, Republic of Korea
British American Tobacco Korea Manufacturing Limited
Kosovo, Republic of
Llapllaselle, Gracanicë, Republika e Kosoves
TDR shp.p.k. Pristina
Latvia
Mukusalas iela 101, Riga LV-1004, Latvia
British American Tobacco Latvia SIA
Lithuania
Verkiu str. 29, LT 09108 Vilnius, Lithuania
UAB British American Tobacco Lietuva
Luxembourg
2, Avenue Charles de Gaulle, 1653 Luxembourg, Grand Duchy of Luxembourg
British American Tobacco Brands (Switzerland) Limited
Macedonia, Republic of
BOULEVARD “8-mi SEPTEMVRI” No 16 SKOPJE – KARPOSH, KARPOSH, Republic of Macedonia
TDR Skopje d.o.o.e.i. Skopje
Malawi
Northgate Arcade, Highway Chipembere, Blantyre, Malawi
British American Tobacco (Malawi) Limited
Malaysia
Level 8, Symphony House, Block D13, Pusat Dagangan Dana 1, Jalan PJU 1A/46, 47301, Petaling Jaya, Selangor Darul Ehsan, Malaysia
British American Tobacco GSD (Kuala Lumpur) Sdn Bhd
Lot L4-E-1A & 1B, Enterprise 4, Technology Park Malaysia, Lebuhraya Puchong Sg Besi, Bukit Jalil, 57000 Kuala Lumpur, Malaysia
BAT Aspac Service Centre Sdn Bhd
Virginia Park, Jalan Universiti, 46200 Petaling Jaya, Selangor Darul Ehsan, Malaysia
British American Tobacco Malaysia Foundation (viii)
British American Tobacco (Malaysia) Berhad (50%)
Commercial Marketers and Distributors Sdn. Bhd. (100%) (50%) ^
Rothmans Brands Sdn. Bhd. (100%) (50%) ^
The Leaf Tobacco Dev. Corp. of Malaya Sdn. Bhd. (100%) (50%) ^
Tobacco Blenders and Manufacturers Sdn. Bhd. (100%) (50%) ^
Tobacco Importers and Manufacturers Sdn. Bhd. (100%) (50%) ^
Mali
Hippodrome, Rue 249X218, Porte 569, Bamako, BP 2065, Mali
British American Tobacco (Mali) Sarl
Malta
PM Building, Level 2, Mriehel Industrial Zone, Bone Street, Mriehel, BKR3000, Malta
British American Tobacco (Malta) Limited
Central Cigarette Company Limited
Rothmans of Pall Mall (Malta) Limited

Mexico
Francisco I Madero 2750 Poniente, Colonia Centro, Monterrey, Nuevo León, C.P. 64000, Mexico
British American Tobacco Mexico Comercial, S.A. de C.V.
British American Tobacco Mexico Distribuciones, S.A. de CV
British American Tobacco Mexico, S.A. de C.V. (iv)
British American Tobacco Servicios S.A. de C.V.
Cigarrera La Moderna, S.A. de C.V.
Predio Los Sauces Sin número, Colonia Los Sauces, C.P. 63195, Tepic, Nayarit, Mexico
Procesadora de Tabacos de Mexico, S.A. de C.V. (93%)
Moldova, Republic of
65, Stephan cel Mare Str., off. 414-417, Chisinau, MD2001, Republic of Moldova
British American Tobacco–Moldova S.R.L.
Montenegro
Rimski Trg 50, Podgorica, Republic of Montenegro
TDR d.o.o. Podgorica
Mozambique
2290 Avenida de Angola, Maputo, Mozambique
British American Tobacco Mozambique Limitada 95%
Sociedade Agricola de Tabacos Limitada 95%
Myanmar
55/56, Schwe Thanlwin, Industrial Zone, Hlaing Thar Yar Township, Yangon, Myanmar
British American Tobacco Myanmar Limited (51%) (x)
British American Tobacco Myanmar Services Limited (x)
Namibia
Shop 48, Second Floor Old Power Station Complex, Armstrong Street, Windhoek, Namibia
British American Tobacco Namibia (Pty) Limited
Netherlands
Handelsweg 53 A, 1181 ZA, Amstelveen, Netherlands
B.A.T Finance B.V.
B.A.T. Netherlands Finance B.V.
British American Tobacco European Operations Centre B.V.
British American Tobacco Exports B.V.
British American Tobacco Financial Holdings Cooperatief W.A.
British American Tobacco Holdings (Australia) B.V.
British American Tobacco Holdings (Caricom) B.V.
British American Tobacco Holdings (Hong Kong) B.V.
British American Tobacco Holdings (Malaysia) B.V.
British American Tobacco Holdings (South Africa) B.V.
British American Tobacco Holdings (Sri Lanka) B.V.
British American Tobacco Holdings (The Netherlands) B.V.
British American Tobacco Holdings (Venezuela) B.V.
British American Tobacco Holdings (Vietnam) B.V.
British American Tobacco International (Holdings) B.V.
British American Tobacco International Europe (Nederland) B.V.
British American Tobacco International Investments B.V.
British American Tobacco Manufacturing B.V.
British American Tobacco Nederland B.V.
British American Tobacco Western Europe Region B.V.
Chic Nederland B.V.
Koninklijke Theodorus Niemeyer B.V.
Molensteegh Invest B.V.
Precis (1789) B.V.

Precis (1790) B.V.
Rothmans Far East B.V.
Rothmans International Holdings B.V.
Rothmans International Holdings II B.V.
Rothmans Tobacco Enterprises B.V.
Rothmans Tobacco Investments B.V.
Rothmans UK Holdings B.V.
Turmac Tobacco Company B.V.
New Zealand
2 Watt Street, Parnell, Auckland, 1052, New Zealand
British American Tobacco (New Zealand) Limited
British American Tobacco Holdings (New Zealand) Limited
25 Princess Street, Palmerston North, New Zealand
New Zealand (UK Finance) Limited #
Bell Gully, Level 22, Vero Centre, 48 Shortland Street, Auckland, 1010, New Zealand
Nicovations New Zealand Limited
Niger
C/O Niger Briques SARL, Grand, Marché Niamey BP2401, Niamey-Niger
British American Tobacco Niger
Nigeria
1, Tobacco Road, Oluyole Toll Gate, Ibadan, Nigeria
British American Tobacco (Nigeria) Limited
Plot PC 35, Idowu Taylor Street, Victoria Island, Lagos, Nigeria
British American Tobacco Exports (Nigeria) Limited
Rising Sun Building, 2 Olumegbon Road, Ikoyi, Lagos, Nigeria
British American Tobacco Marketing Nigeria Limited
Norway
Klaus Torgårdsvej 3, 0372 Oslo, Norway
British American Tobacco Norway AS
Pakistan
Serena Business Complex. Khayaban-e-Suhrwardy, Islamabad, Pakistan
British American Tobacco SAA Services (Private) Ltd
Pakistan Tobacco Company Limited (94.65%)
Phoenix (Private) Limited (100%) (94.65%) ^
Panama
Torre Banco Panama, Boulevard Costa Del Este y Aveida La Rotonda, Piso 14, Oficina 1400, Costa del Este Ciudad de Panama, Panama
BAT Caribbean, S.A.
British American Tobacco Central America S.A. (87.76%)
British American Tobacco Panama S.A.
Tabacalera Istmeña S.A.
Papau New Guinea
Level 4 Mogoru Moto Building, Champion Parade, Port Moresby, NCD, Papua New Guinea
Rothmans of Pall Mall (P.N.G.) Limited (iv)
Level 10 Deloitte Tower, Douglas Street, Port Moresby, NCD, Papau New Guinea
British American Tobacco (PNG) Limited
Papua New Guinea Tobacco Company Limited
Paradise Tobacco Company Pty. Limited (iv)
Paraguay
Avenida Brasilia No 767, Asuncion, Paraguay
British American Tobacco Productora de Cigarrillos S.A.

Peru
Pasaje Santa Rosa 256, Ate, Lima, Perú.
British American Tobacco del Peru Holdings S.A.A. (98.98%) (vi)
British American Tobacco del Peru, S.A.C.
Philippines
6th Floor Tuscan Building, Herrera Street, Legaspi Village, City of Makati, Philippines
Alhambra Industries Inc. #
Poland
Aleja Wojska Polskiego 23c, 63-500, Ostrzeszow, Poland
CHIC SP. ZO.O.
CHIC sp.zo.osp.k.
Nicoventures Polska sp. z.o.o. eSMOKING Liquids sp.zo.o eSMOKING Liquids sp.zo.o.sp.k.
Chic Investments sp.zo.o.
Krakowiakow 48, 02-255, Warszawa, Poland
British American Tobacco Polska Trading sp. zo.o.
PLAC ANDERSA 7, 61-894, Poznan, Poland
Chic Holding sp.zo.o
Rubiez 46, 61-612, Poznan, Poland
eSMOKING INSITUTE sp.zo
Ul. Ilzecka 26, 02-135, Warsaw, Poland
Nicoventures Poland Sp. Z.o.o.
Ul. Tytoniowa 16, 16-300, Augustow, Poland
British-American Tobacco Polska S.A.
Portugal
Avenida Engenheiro Duarte Pacheco 26, 7 Piso 1070, Lisboa, Portugal
COTAPO Empreendimentos Commerciais e Industriais S.A.
Réunion
5, Immeuble Cap, Avenue Théodore Drouhet, ZAC Horizon 2000, Le Port, 97420, IIe de la Réunion
B.A.T. La Reunion SAS
Romania
319 Splaiul Independentei, Sema Parc “City Buiding”, 1st Floor, 6th Sector, Bucharest, Romania
British American Shared Services (Europe) S.R.L.
Ploiesti, 17-19 Laboratorului Street, Prahova County, Romania
British-American Tobacco (Romania) Investment S.R.L.
Bucharest Business Park - Building B2, 1A Bucuresti - Ploiesti (DN1) Road, Sector 1, Bucharest 013681, Romania
British American Tobacco (Romania) Trading SRL
Russia
197229 Russia, Saint Petersburg, 3rd Konnaya lakhta, 39
CJSC ‘British American Tobacco-SPb’ #
121614 Russia, Moscow, Krylatskaya st., 17, bld. 2
CJSC ‘International Tobacco Marketing Services’
Rwanda
Soras Building, 2nd Flr, Boulevard de la Revolution P.O Box 650 Kigali, Rwanda
British American Tobacco Rwanda Limited
Saint Lucia
c/o ADCO Incorporated, 10 Manoel Street, Castries, Saint Lucia
Carisma Marketing Services Ltd
ries, St Lucia Pointe Seraphine, Castries, Saint Lucia
Rothmans Holdings (Caricom) Limited

Samoa
Vaitele, Apia, Samoa. P.O.Box 1304.
British American Tobacco (Samoa) Limited
Senegal
Almadies, Route Hôtel Méridien en Face Club Med, Dakar, Senegal
Tobacco Marketing Consultant TMC S.A.R.L
Serbia
Bulevar Mihaila Pupina 165G, Belgrade, 11070, Serbia
British American Tobacco South – East Europe d.o.o.
Kralja Stefana Provencanog 209, Vranje, 17500, Serbia
British American Tobacco Vranje a.d. (vii) (88%)
TDR d.o.o. Beograd
Singapore
15 Senoko Loop , Singapore, 758168
Agrega Asia Pacific Pte. Ltd.
British American Tobacco Asia Pacific Treasury Private Limited
British American Tobacco International Services Pte Ltd
British-American Tobacco (Singapore) Private Limited
British-American Tobacco Marketing (Singapore) Private Limited
Rothmans Industries Private Limited
18 Ah Hood Road #12-51, Hiap Hoe Bldg at Zhongshan Park, Singapore, 329983
British American Tobacco Sales & Marketing Singapore Pte. Ltd.
RHL Investments Pte Limited #
Slovenia
Bravničarjeva ulica 13, 1000 Ljubljana, Slovenia
British American Tobacco d.o.o.
TDR Rovita d.o.o. Liubliana
Solomon Islands
Kukum Highway, Ranadi, Honiara, Honiara, Solomon Islands
Solomon Islands Tobacco Company Limited
South Africa
Waterway House South, 3 Dock Road, V&A Waterfront, Cape Town 8000, South Africa
Agrega EEMEA (Pty) Limited
Amalgamated Tobacco Corporation (South Africa) (Pty) Limited
American Cigarette Company (Overseas) Ltd.
Benson & Hedges (Pty) Limited
British American Shared Services Africa Middle East (Pty) Limited
British American Tobacco GSD (South Africa) (Pty) Limited
British American Tobacco Holdings South Africa (Pty) Limited #
British American Tobacco Manufacturers South Africa (Pty) Ltd.
British American Tobacco Properties South Africa (Pty) Ltd.
British American Tobacco Services South Africa (Pty) Limited
British American Tobacco South Africa (Pty) Limited
British American Tobacco Southern Africa Markets (Pty) Limited
Brown & Williamson Tobacco Corporation (Pty) Limited
Business Venture Investments No 216 (Pty) Limited
Carlton Cigarette Company (Pty) Limited
Gauloises (Pty) Limited
Intercontinental Tobacco Company (Pty) Ltd.
John Chapman (Pty) Limited
John Player & Sons (Pty) Limited
Kentucky Tobacco Corporation (Pty) Limited
Martins of London (Pty) Limited
Rembrandt Tobacco Corporation (Overseas) Ltd
Riggio Tobacco Corporation of New York Ltd

Rothmans of Pall Mall London Limited
St. Regis Tobacco Corporation Ltd
Stellenbosch Development Company (Pty) Limited
Thomas Bear’s Son & Co (Pty) Limited
Tobacco Research and Development Institute (Pty) Limited
W.D. & H.O. Wills (Pty) Limited
Westminster Tobacco Company (Cape Town & London) (Pty) Limited
Winfield Tobacco Corporation (Pty) Limited
Winston Tobacco Company Limited
Spain
Torreo Espacio, Paseo de la Castellana, 259D, 28046 Madrid, Spain
British American Tobacco España, S.A.
Sri Lanka
178 Srimath Ramanathan Mawatha, Colombo, 15, Sri Lanka
Ceylon Tobacco Company Plc (84.13%)
Sudan
Gomhoreya Street, Khartoum, Sudan, PO Box 1381
Blue Nile CIgarette Company Limited
Swaziland
Rhus Office Park, Kal Grant Street, P.O. Box 569, Mbabane, Swaziland
British American Tobacco Swaziland (Pty) Limited
Sweden
Warfvinges väg 35, 112 51 Stockholm, Sweden
British American Tobacco Sweden AB
British American Tobacco Sweden Holding AB
Stenåldersgatan 23, 213 76 Malmö, Sweden
Fiedler & Lundgren AB
Switzerland
Zählerweg 4, 6300 Zug, Switzerland
AD Tabacs International S.A.
American-Cigarette Company (Overseas) Limited
British American Tobacco International Limited
Rothmans of Pall Mall Limited
Route de France 17, 2926 Boncourt, Switzerland
British American Tobacco Switzerland S.A.
British American Tobacco Switzerland Vending SA
Route de la Glâne 107, c/o NBA Fiduciaire S.A. 1752 Villars-sur-Glâne, Switzerland
Intertab S.A. (50%)
Tanzania
Acacia Estate Building, Kinondoni Rd, P.O. Box 72484, Dar es Salaam, Tanzania
BAT Distribution Tanzania Limited
British American Tobacco (Tanzania) Limited
International Cigarette Distributors Limited (99%)
Zanzibar Distribution Company Limited (99%)
Thailand
No. 179/74-80 Bangkok City Tower, 15th Floor, South Sathorn Road, Thungmahamek Sub-District, Sathorn District, Bangkok, Thailand
British American Tobacco (Thailand) Limited
Trinidad and Tobago
Corner Eastern Main Road and Mt. D’or Road, Champs Fleurs, Trinidad and Tobago
The West Indian Tobacco Company Limited (50.13%)

Turkey
Veko Giz Plaza, Meydan Street, No: 3, B Blok, Floor: 18, Maslak, Sariyer, Istanbul, Turkey
British American Tobacco Tütün Mamulleri Sanayi ve Ticaret Anonim Sirketi
Uganda
7th Floor TWED Towers, Plot 10, Kafu Road, Nakasero, P.O. Box 7100, Kampala, Uganda
British American Tobacco Uganda Limited (90%)
Ukraine
13-15 Bolsunovska Str, Kyiv, 01014 Ukraine
LLC “British American Tobacco Sales and Marketing Ukraine”
21 Nezalezhnosti Str, Pryluky, Chernihiv Region, 17502 Ukriane
PJSC “A/T B.A.T. – Prilucky Tobacco Company” (99.99%)
United Arab Emirates
Office No. 201-212, Building 10, Second Floor, Dubai Internet City, Dubai, United Arab Emirates
British American Tobacco FZ-LLC
Jumeriah Business Centre 3, 37th Floor, Jumeirah Lake Towers, Dubai, P.O. Box 337222, United Arab Emirates
British American Tobacco GCC DMCC
British American Tobacco ME DMCC
United Kingdom (England & Wales)
212-218 Upper Newtownards Road, Belfast, BT4 3ET, Northern Ireland
Murray, Sons & Company, Limited
7 More London, Riverside, London, SE1 2RT, United Kingdom
Ryesekks P.L.C. (50%)
Globe House, 1 Water Street, London, WC2R 3LA, United Kingdom
Advanced Technologies (Cambridge) Limited
Agrega Limited
Allen & Ginter (UK) Limited
B.A.T (U.K. and Export) Limited
B.A.T Cambodia (Investments) Limited
B.A.T Far East Development Limited
B.A.T Far East Holding Limited
B.A.T Far East Leaf Limited
B.A.T Guangdong Limited
B.A.T Guizhou Limited
B.A.T Portugal Limited
B.A.T Russia Limited
B.A.T Services Limited
B.A.T Uzbekistan (Investments) Limited
B.A.T Vietnam Limited
B.A.T. (Westminster House) Limited
B.A.T. China Limited
BAT Finance COP Limited
BATIF Dollar Limited
BATUS Limited
Big Ben Tobacco Company Limited
British American Shared Services (GSD) Limited
British American Shared Services Limited
British American Tobacco (AIT) Limited
British American Tobacco (AME) Exports Limited
British American Tobacco (GLP) Limited
British American Tobacco (Investments) Limited
British American Tobacco (Philippines) Limited
British American Tobacco (Serbia) Limited
British American Tobacco (South America) Limited

British American Tobacco China Holdings Limited
British American Tobacco Georgia Limited
British American Tobacco Global Travel Retail Limited
British American Tobacco International Holdings (UK) Limited
British American Tobacco Investments (Central & Eastern Europe) Limited
British American Tobacco Italy Investments Limited
British American Tobacco Italy Limited
British American Tobacco Korea (Investments) Limited
British American Tobacco Malaysia (Investments) Limited
British American Tobacco Peru Holdings Limited
British American Tobacco UK Pension Fund Trustee Limited (x)
British American Tobacco Western Europe Commercial Trading Limited
British-American Tobacco (Mauritius) p.l.c.
Carreras Rothmans Limited #
Chelwood Trading & Investment Company Limited
East African Tobacco Company (U.K.) Limited
Lord Extra Limited
Myddleton Investment Company Limited
Nicovations Limited
Nicoventures Holdings Limited
Nicoventures Trading Limited
Powhattan Limited
Precis (2396) Limited
Ridirectors Limited
Rothmans (UK) Trading Limited
Rothmans Exports Limited
Rothmans International Limited
Rothmans International Tobacco (UK) Limited
Rothmans International Services Limited
Rothmans of Pall Mall (Overseas) Limited
Rothmans Trading Limited
Ryservs (1995) Limited
Ryservs (No.3) Limited
Ten Motives Limited
Tobacco Exporters International Limited
Tobacco Marketing Consultants Limited
Venezuela Property Company Limited
Westanley Trading & Investment Company Limited
Westminster Tobacco Company Limited
10 Motives Limited
Globe House, 2 Milford Lane, London, WC2R 3LN, United Kingdom
World Investment Company Limited

Globe House, 4 Temple Place, London, WC2R 2PG, United Kingdom
Amalgamated Tobacco Company Limited
American Cigarette Company (Overseas) Limited
Ardath Tobacco Company Limited
B.A.T Additional Retirement Benefit Scheme Trustee Limited
B.A.T Industries p.l.c.
B.A.T. International Finance p.l.c. *
BATLaw Limited
BATMark Limited *
Benson & Hedges (Overseas) Limited
British American Global Shared Services Limited
British American Tobacco (1998) Limited *
British American Tobacco (2009) Limited
British American Tobacco (2009 PCA) Limited

British American Tobacco (2012) Limited
British American Tobacco (Brands) Limited
British American Tobacco (Corby) Limited
British American Tobacco (NGP) Limited
British American Tobacco Taiwan Logistics Limited
British American Ventures Limited
British-American Tobacco (Holdings) Limited
Brown & Williamson Tobacco Corporation (Export) Limited
Carreras Limited
CG Ventures Limited
Courtleigh of London Limited
Dunhill Tobacco of London Limited
John Sinclair Limited
Louisville Securities Limited
Moorgate Tobacco Co. Limited
Peter Jackson (Overseas) Limited
Precis (1789) Limited
Precis (1790) Limited
Precis (1814) Limited
Rothmans International Enterprises Limited
Rothmans of Pall Mall Limited
Senior Service (Overseas) Limited
South Western Nominees Limited
The London Tobacco Company Limited
Tobacco Insurance Company Limited
Weston (2009) Limited
Weston Investment Company Limited
One, Eton Street, Richmond Upon Thames, London, TW9 1EF,
United Kingdom
British American Tobacco UK Limited
United States
2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
BTI 2014 LLC
Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington Delaware 19808, United States
B.A.T Capital Corporation
BATUS Holdings Inc.
BATUS Japan, INC.
BATUS Retail Services, Inc.
British American Tobacco (Brands) Inc.
Brown & Williamson Holdings, Inc.
Imasco Holdings Group, Inc.
Imasco Holdings, Inc.
ITL (USA) Limited
Louisville Corporate Services, Inc.
Nicoventures U.S. Limited

CSC-Lawyers Incorporating Service, 2710 Gateway Oaks Drive, Suite 150N, Sacramento CA 95833-3505, United States
Genstar Pacific Corporation
Uruguay
Juncal 1392, Montevideo, Uruguay
Kellian S.A.
Uzbekistan
77 Minor Passage, Tashkent, 100084, Uzbekistan
UZBAT A.O. (97.38%)

Venezuela
Registro Mecantil Primero de la Circunscripción, Judical des Distrito, Capital y Estado, Miranda, Venezuela
Agrega de Venezuela, Agreven, C.A. (50%)
Agrobigott, C.A.
Avenida Francisco de Miranda, Edificio Bigott, Los Ruices, Caracas – Estado Miranda, 1010, Venezuela
Compania Anonima Cigarrera Bigott Sucesores
Distribuidora Bigott, C.A.
Avenida Francisco de Miranda, Torre Regelfall, Municipio Chacao, Estado, Miranda, Caracas, Venezuela
Proyectos de Inversion BAT 1902 C.A.
Vietnam
20/F Kumho Asiana Plaza, 39 Le Duan Street, Ben Nghe ward, District 1, Ho Chi Minh City, Vietnam
British American Tobacco East Asia Area Services Company Limited
Area 8, Long Binh Ward, Bien Hoa City, Dong Nai Province, Vietnam
British American Tobacco – Vintaba Limited (70%)
Lot 45C/I, Road #7, Vinh Loc Industrial Park, Binh Chanh District, Ho Chi Minh City, Vietnam
VINA-BAT Joint Venture Company (49%)
Zambia
20992 Kafue Road, P O Box 30622, Lusaka, Zambia
British American Tobacco (Zambia) plc (78.08%)
Zimbabwe
Manchester Road 1, Southerton, Harare, Zimbabwe
American-Cigarette Company (Overseas) (Private) Ltd
Rothmans Limited

Associated Undertakings and Joint Ventures
Angola
Viana Park, Polo Industrial, Viana, Luanda, Angola
Agrodande Limitada (32.50%)
Soc. Filtros Angola Sarl (39.14%)
Argentina
San Martín 140, Floor 14, City of Buenos Aires, Argentina
Agrega S.A. (75%) (43.74%) ^
Bosnia and Herzegovina
Drage Karamana bb, 75000 Tuzla, Bosnia and Herzegovina
Uncro Team d.o.o. (100%) (24.36%) ^
Fra Dominka Mandića 24 A, 88220 Široki Brijeg, Bosnia and Herzegovina
Ipress d.o.o. Široki Brijeg (51%) (49.70%) ^
Krstine bb, 88260 Čitluk, Bosnia and Herzegovina
Satelit-Plus d.o.o. Čitluk (25%) (24.36%) ^
Viteza Mile Bošnjaka br. 32, 88240 Posušje, Bosnia and Herzegovina
Pos d.o.o. Posušje (100%) (24.36%) ^
Croatia
Slavonska avenija 11a, 10000 Zagreb, Croatia
Tisak d.d. (41.86%)
Hungary
H-6800 Hódmezóvásárhely, Erzsébeti út 5/b, Hungary
Országos Dohányboltellátó Korlátolt Felelosségu Társaság (49%)

India
Virginia House, 37, J.L. Nehru Road, Kolkata, 700 071, India
ITC Limited (29.92%) (x)
Azamabad, Andhra Pradesh, Hyderabad, 500 020, India
VST Industries Limited (32.16%) (x)
Nepal
Shree Bal Sadan, Gha 2-513, Kantipath, Kathmandu, Nepal
Surya Nepal Pvt. Limited (61%) (19.65%) ^(xi)
Nigeria
1, Tobacco Road, Oluyole Toll Gate, Ibadan, Nigeria
Nigerpak Limited (26%) (ix)
Serbia
Kralja Stefana Provencanog 209, Vranje, 17500, Serbia
Veletabak d.o.o. (25%)
Uganda
7th Floor TWED Towers, Plot 10, Kafu Road, Nakasero, P.O. Box 7100, Kampala, Uganda
Uganda Tobacco Processors Limited (50%)
United States
Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington Delaware 19808, United States
Reynolds American Inc. (42.18%)
Yemen
P.O. Box 14, Sanna, Yemen
Kamaran Industry and Investment Company (31%)
P.O. Box 5302, Hoban, Taiz, Yemen
United Industries Company Limited (32%)
Zimbabwe
Manchester Road 1, Southerton, Harare, Zimbabwe
British American Tobacco Zimbabwe (Holdings) Limited (43.13%)
Rothmans of Pall Mall (Malawi) Limited (100%) (43.13%) ^(x)

Joint Operations
Hong Kong
29/F, Oxford House, 979 King’s Road, Taikoo Place, Quarry Bay, Hong Kong
CTBAT International Co. Limited (50%)

Notes:

(i)	Ownership held in the class of USD 100 (100%)
(76.30%)^ and USD 49,900 (100%).
(ii)	Ownership held in the class of Series F and 2nd Preferred shares.
(iii)	Ownership held in the class of A shares (50%) and class of B shares (100%).
(iv)	Ownership held in class of A shares and B shares.
(v)	Ownership held solely in class of preference shares.
(vi)	Ownership held in class of Investment stock (98.98%) and Ordinary shares (98.35%).
(vii)	Ownership held in class of A (92.38%), B (83.98%), C (99.89%) and D (99.97%) Ordinary shares.
(viii)	Company limited by guarantee.
(ix)	28 February year-end.
(x)	31 March year-end.
(xi)	15 July year-end.
(xii)	30 November year-end.